Exhibit 24
BRISTOW GROUP INC.

Power of Attorney

WHEREAS, BRISTOW GROUP INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an Annual Report on Form 10-K for the fiscal year ended March 31, 2015 of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Jonathan E. Baliff, John H. Briscoe and E. Chipman Earle, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 14th day of May, 2015.

By:	/s/ Thomas N. Amonett
Name:	Thomas N. Amonett

BRISTOW GROUP INC.

Power of Attorney

WHEREAS, BRISTOW GROUP INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an Annual Report on Form 10-K for the fiscal year ended March 31, 2015 of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Jonathan E. Baliff, John H. Briscoe and E. Chipman Earle, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 14th day of May, 2015.

By:	/s/ Stephen J. Cannon
Name:	Stephen J. Cannon

BRISTOW GROUP INC.

Power of Attorney

WHEREAS, BRISTOW GROUP INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an Annual Report on Form 10-K for the fiscal year ended March 31, 2015 of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Jonathan E. Baliff, John H. Briscoe and E. Chipman Earle, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 14th day of May, 2015.

By:	/s/ Michael A. Flick
Name:	Michael A. Flick

BRISTOW GROUP INC.

Power of Attorney

WHEREAS, BRISTOW GROUP INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an Annual Report on Form 10-K for the fiscal year ended March 31, 2015 of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Jonathan E. Baliff, John H. Briscoe and E. Chipman Earle, and each of them severally, her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in her name, place and stead, in her capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 14th day of May, 2015.

By:	/s/ Lori A. Gobillot
Name:	Lori A. Gobillot

BRISTOW GROUP INC.

Power of Attorney

WHEREAS, BRISTOW GROUP INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an Annual Report on Form 10-K for the fiscal year ended March 31, 2015 of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Jonathan E. Baliff, John H. Briscoe and E. Chipman Earle, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 14th day of May, 2015.

By:	/s/ Ian A. Godden
Name:	Ian A. Godden

BRISTOW GROUP INC.

Power of Attorney

WHEREAS, BRISTOW GROUP INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an Annual Report on Form 10-K for the fiscal year ended March 31, 2015 of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Jonathan E. Baliff, John H. Briscoe and E. Chipman Earle, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 14th day of May, 2015.

By:	/s/ David C. Gompert
Name:	David C. Gompert

BRISTOW GROUP INC.

Power of Attorney

WHEREAS, BRISTOW GROUP INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an Annual Report on Form 10-K for the fiscal year ended March 31, 2015 of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Jonathan E. Baliff, John H. Briscoe and E. Chipman Earle, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 14th day of May, 2015.

By:	/s/ Stephen A. King
Name:	Stephen A. King

BRISTOW GROUP INC.

Power of Attorney

WHEREAS, BRISTOW GROUP INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an Annual Report on Form 10-K for the fiscal year ended March 31, 2015 of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Jonathan E. Baliff, John H. Briscoe and E. Chipman Earle, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 14th day of May, 2015.

By:	/s/ Thomas C. Knudson
Name:	Thomas C. Knudson

BRISTOW GROUP INC.

Power of Attorney

WHEREAS, BRISTOW GROUP INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an Annual Report on Form 10-K for the fiscal year ended March 31, 2015 of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Jonathan E. Baliff, John H. Briscoe and E. Chipman Earle, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 14th day of May, 2015.

By:	/s/ Mathew Masters
Name:	Mathew Masters

BRISTOW GROUP INC.

Power of Attorney

WHEREAS, BRISTOW GROUP INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an Annual Report on Form 10-K for the fiscal year ended March 31, 2015 of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Jonathan E. Baliff, John H. Briscoe and E. Chipman Earle, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 14th day of May, 2015.

By:	/s/ Bruce H. Stover
Name:	Bruce H. Stover